Exhibit 99.2

The following unaudited pro forma financial statements of China America Holdings, Inc., (“CAAH”) are based on, and should be read in conjunction with:

1.
CAAH’s audited financial statements for the fiscal year ended September 30, 2011, its unaudited financial statements for the quarters ended December 31, 2010 and 2009 and March 31, 2011 and the related notes thereto, which are incorporated by reference into this Current Report on Form 8-K;

2.
The audited financial statements of Zhucheng Ziyang Ceramic Co., Ltd, (“Ziyang”) for the years ended December 31, 2010 and 2009, the unaudited financial statements of Ziyang, for the three months ended March 31, 2011 and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" for such periods, all of which appear elsewhere in this report.

The pro forma financial statements give effect to the reverse acquisition and recapitalization of CAAH and the consolidation of Ziyang as a wholly owned subsidiary, as well as the additional shares of common stock and convertible notes payable issued in conjunction with the reverse acquisition and recapitalization, as if the transaction had taken place on the date or at the beginning of the periods presented. The convertible notes payable were accounted for as equity in accordance with ASC 505 as they provide for automatic conversion into our common shares upon completion of the 400 to 1 reverse share split.

In addition, CAAH completed the sale of its only operational subsidiary, Aohong Chemical Co., Ltd, on June 10, 2011, rendering CAAH a shell company in accordance with SEC regulation AB. To provide more meaningful information reflecting the financial positions and results of operations of the shell company, the pro forma financial statements give effect to the sale of the discontinued operations, as if the transaction had taken place on the date or at the beginning of the periods presented.

In June 2011, shareholders of Ziyang formed China Ziyang Technology (“CZT”) under the laws of Hong Kong. On June 29, 2011, CZT acquired 100% of the equity interest in Ziyang from its shareholders for RMB 50 million ($7,725,439). On a consolidated basis, CZT’s financials were eliminated due to common ownership with Ziyang.

The unaudited pro forma financial statements of CAAH are for informational purposes only, are not indications of future performance, and should not be considered indicative of actual results that would have been achieved had the recapitalization transactions actually been consummated on the date or at the beginning of the periods presented.

CHINA AMERICA HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
March 31, 2011

	China America Holdings Historical	Sale of CAAH Discontinued Operations		Ziyang Ceramic Historical	Pro Forma Adjustments		Pro Forma Consolidated

ASSETS
CURRENT ASSETS:
Cash	$9,558			$6,007,343			$6,016,901
Notes receivable		$1,728,340	(c )				1,728,340
Accounts receivable				315,757			315,757
Inventories, net				2,706,745			2,706,745
Loan receivable				3,206,058			3,206,058
Prepaid expenses and other assets				362,024			362,024
Assets of discontinued operations	38,192,385	(38,192,385)					-
Total current assets	38,201,943	(36,464,045)		12,597,927			14,335,825

Restricted cash				549,610			549,610
Property and equipment, net				10,436,041			10,436,041
Intangible assets, net				2,768,156			2,768,156
Other long term assets				160,651			160,651

Total assets	$38,201,943	$(36,464,045)		$26,512,385	$-		$28,250,283

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Loans payable - short term				$7,404,467			$7,404,467
Notes payable	$1,780,000	$(1,780,000)	(c )	549,610			549,610
Notes payable-related party	554,000				$500,000	(e)	1,054,000
Accounts payable and accrued expenses	92,586			1,636,968			1,729,554
Other payables				881,342			881,342
Advance from customers				198,025			198,025
Dividend payable				3,053,388			3,053,388
Taxes payable				442,721			442,721
Due to related parties	397,063						397,063
Derivative Liability	53,437						53,437
Liabilities of discontinued operations	27,788,227	(27,788,227)					-
Total current liabilities	30,665,313	(29,568,227)		14,166,521	500,000		15,763,607

Loans payable - long term				229,004			229,004

Total Liabilities	30,665,313	(29,568,227)		14,395,525	500,000		15,992,611

SHAREHOLDERS' EQUITY:
China America Holdings, Inc. shareholders' equity
Common stock	192,711				$236,014	(a)	428,725
Additional paid-in capital	20,566,787			7,294,797	(20,854,700)	(b)	7,006,884
Statutory reserves	792,352	(792,352)	(d)	2,106,043			2,106,043
(Accumulated deficit ) Retained earnings	(20,884,101)	765,415	(d)	2,125,797	20,118,686	(f)	2,125,797
Accumulated other comprehensive income	736,044	(736,044)	(d)	590,223			590,223
Total China America Holdings, Inc. shareholders' equity	1,403,793	(762,981)		12,116,860	(500,000)		12,257,672
Noncontrolling interest	6,132,837	(6,132,837)	(d)				-
Total shareholders' equity	7,536,630	(6,895,818)		12,116,860	(500,000)		12,257,672
Total liabilities and equity	$38,201,943	$(36,464,045)		$26,512,385	$-		$28,250,283

(a)	Denoted 236,013,800 shares of CAAH common stock issued to the former shareholders of Ziyang Ceramic at par value of $0.001.
(b)
Denoted: 1) 236,013,800 shares of CAAH common stock issued to Best Alliance Worldwide Investments, Limited ("BAW"), valued at $0.018 per share based on the closing price at the acquisition date of June 30, 2011. The resulting amount of $4,248,248 was debited to additional paid in capital as a recapitalization, with corresponding credits to common stock of $236,014 and to additional paid in capital of $4,012,235.
               2) Promissory notes issued to BAW convertible to 7,369,966 shares of CAAH common stock after giving effect to a 400 to 1 reverse stock split issued to BAW, deemed as equity in accordance with ASC 505 as the terms provides for automatic conversion upon completion of the 400 to 1 reverse split. The promissory notes bear the nominal amounts of $14,739,932, which were debited to additional paid in capital with corresponding credits to additional paid in capital;
               3) Promissory note issued to China Direct convertible to 1,538,223 shares of CAAH common stock after giving effect to a 400 to 1 reverse stock split, deemed as equity in accordance with ASC 505 as the terms provides for automatic conversion upon completion of the 400 to 1 reverse split. The promissory note is valued at $0.018 per share based on the closing price at the acquisition date of June 30, 2011. The resulting amount of $11,075, 206 was debited to additional paid in capital with a corresponding credit to additional paid in capital; and
               4) $500,000 as portion of the consulting fee to be paid to consultants.

(c )
The sale price of the discontinued operations was $3,508,340, settled through forgiveness of a note payable CAAH owed the purchaser of $1,780,000 and receipt of a note receivable of $1,728,340 the purchaser tendered to CAAH.

(d)	Denoted the elimination of equity items associated with the subsidiary sold and related loss from disposition of the subsidiary.
(e)	Denoted the $500,000 cash portion of the consulting fee to be paid to consultants for services provided to CAAH in conjunction with the recapitalization transaction.
(f)
Denoted elimination of the sum of accumulated deficit of CAAH’s historical retained earnings ($20,884,101) net of the effects to retained earnings upon the ale of CAAH’s Discontinued Operations ($765,415).

CHINA AMERICA HOLDNGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

	China America Holdings Historical		Sale of CAAH Discontinued Operations		Ziyang Ceramic Historical	Pro Forma Adjustments		Pro Forma Consolidated

Net revenues					$31,101,051			$31,101,051
Cost of sales					20,234,098			20,234,098
Gross profit					10,866,953			10,866,953

Operating expenses:
Selling expenses					171,631			171,631
Consulting expense-related party		$538,825						538,825
General and administrative		143,662			1,646,333			1,789,995
Total operating expenses		682,487			1,817,964	-		2,500,451

Income (loss) from continuing operations		(682,487)			9,048,989	-		8,366,502

Other income (expenses):
Interest expense					(327,187)			(327,187)
Interest expense-related party		(18,905)						(18,905)
Other income (expenses)		(105,806)			(939)			(106,745)
Gain on change in fair value of derivative liability		129,313						129,313
Total other income (expenses)		4,602			(328,126)	-		(323,524)
Net income (loss) from continuing operations before income taxes		(677,885)			8,720,863	-		8,042,978

Discontinued operations:
Income from discontinued operations		1,710,546	$(1,710,546)	(a)				-
Loss on disposal of discontinued operations		(2,902,212)	2,902,212	(a)				-
Total (loss) income from discontinued operations		(1,191,666)	1,191,666					-
(Loss) income before income taxes		(1,869,551)	1,191,666		8,720,863			8,042,978
Income taxes		(520,630)	520,630	(a)	(1,452,993)			(1,452,993)
Net (loss) income		(2,390,181)	1,712,296		7,267,870	-		6,589,985
Income attributable to noncontrolling interest		(522,611)	522,611	(a)				-
Net (loss) income attributable to China America Holdings, Inc.		$(2,912,792)	$2,234,907		$7,267,870	$-		$6,589,985

Basic and diluted income (loss) per common share
Income (loss) from continuing operation		$(0.00)	$0.00					$0.02
Income (loss) from discontinued operations	$		$1.01					$0.00
		$0.98	$1.01					$0.02
Weighted common shares outstanding- basic and diluted		168,823,503	168,823,503			236,013,800	(b)	404,837,303

(a)	Denoted the elimination of results of operations derived from discontinued operations.
(b)	Denoted the shares of China America Holdings, Inc common stock issued in conjunction with the reverse acquisition and recapitalization of China Ziyang Technology on the June 30, 2011 closing date.

CHINA AMERICA HOLDNGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2011

	China America Holdings Historical	Sale of CAAH Discontinued Operations		Ziyang Ceramic Historical	Pro Forma Adjustments		Pro Forma Consolidated

Net revenues				$7,483,617			$7,483,617
Cost of sales				4,843,704			4,843,704
Gross profit				2,639,913			2,639,913

Operating expenses:
Selling expenses				49,256			49,256
Consulting expense-related party	$34,400						34,400
General and administrative	19,875			473,684	-		493,559
Total operating expenses	54,275			522,940	-		577,215

Income (loss) from continuing operations	(54,275)			2,116,973	-		2,062,698

Other income (expenses):
Interest expense				(29,149)			(29,149)
Interest expense-related party	(5,267)						(5,267)
Other income (expenses)	-			(38)			(38)
Gain on change in fair value of derivative liability	6,608						6,608
Total other income (expenses)	1,341			(29,187)	-		(27,846)
Net income (loss) from continuing operations before income taxes	(52,934)			2,087,786	-		2,034,852

Discontinued operations:
Income from discontinued operations	565,259	$(565,259)	(a)				-
Loss on disposal of discontinued operations	(316,997)	316,997	(a)				-
Total income from discontinued operations	248,262	(248,262)					-
Income before income taxes	195,328	(248,262)		2,087,786			2,034,852
Income taxes				(353,178)			(353,178)
Net income	195,328	(248,262)		1,734,608	-		1,681,674
Income attributable to noncontrolling interest	(248,262)	248,262	(a)				-
Net (loss) income attributable to China America Holdings, Inc.	$(52,934)	$-		$1,734,608	$-		$1,681,674

Basic and diluted income (loss) per common share
Income (loss) from continuing operation	$(0.00)	$0.00					$0.00
Income (loss) from discontinued operations	$1.00	$1.00					$0.00
	$1.00	$1.00					$0.00
Weighted common shares outstanding- basic and diluted	191,542,253	191,542,253			236,013,800	(b)	427,556,053

(a)	Denoted the elimination of results of operations derived from discontinued operations.
(b)	Denoted the shares of China America Holdings, Inc common stock issued in conjunction with the reverse acquisition and recapitalization of China Ziyang Technology on the June 30, 2011 closing date.